Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Digital Network Alliance International, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2006 (the "Report"), I, Terence Yap Wing Khai, President, CEO, and a director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

/s/ Terence Yap Wing Khai
Terence Yap Wing Khai, President, CEO and a director

May 15, 2006